Item 1: Report to Shareholders

New Era Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

The stock market advanced sharply in the second half of 2006 as the economy appeared to settle into a sustainable growth rate, energy prices weakened, and interest rates remained historically low for this stage in an expansion—the proverbial Goldilocks scenario. The Federal Reserve stopped raising its short-term target interest rate as the housing market cooled. Real wages advanced and unemployment remained low, thus maintaining a healthy backdrop for the consumer. Corporate profit growth steadily recovered over the year despite early weakness in housing and autos. The markets were no longer fixated on the political challenges that remain with Iraq, Iran, Venezuela, and, increasingly, Russia. Most commodity prices weakened over the year with the exceptions of corn, nickel, and zinc. Expectations of a cooler global economy and consequently lower industrial demand growth allowed these markets to ease, although supply and demand stayed tightly balanced.

HIGHLIGHTS

• The broad domestic stock market posted double-digit returns for the year, but natural resources stocks were generally weaker in the second half as most commodity prices declined on expectations of a cooler global economy.

• Despite second-half weakness, New Era generated solid gains for the year and outpaced its Lipper peer group for the 6- and 12-month periods.

• The fund has focused on companies that have little exposure to exchange-traded commodities, have diversified portfolios, and/or have production growth to partly offset product price declines.

• With growing demand from developing markets, we think commodity prices are likely to remain well above historic norms, though some will stay below last year’s extraordinary peak.

With most natural resource markets weak, especially energy and precious metals, your fund lagged the broad S&P 500 Stock Index in the second half, as shown in the table. Strong first-half results allowed us to outperform for the year, however. In both periods, New Era compared favorably with its peers as its lighter emphasis on energy served to offset the more heavily energy-weighted funds in the Lipper Natural Resources Funds Index. Our positions in agriculture, diversified metals, and real estate were particularly advantageous, while our holdings in precious metals detracted from performance. Your fund has now outperformed the S&P 500 for eight consecutive years.

YEAR-END DISTRIBUTIONS

On December 18, 2006, your Board of Directors declared an income dividend of $0.57 per share, payable on December 20, 2006. On the same day, a $1.55 per share capital gain distribution was declared; $1.21 of this distribution was long-term capital gains. You should have received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2006 tax purposes.

ECONOMIC AND MARKET ENVIRONMENT

Rising interest rates and energy prices were no longer headwinds for the economy in the latter half of 2006. The Federal Reserve stopped raising its benchmark federal funds rate at midyear, but its two-year series of increases slowed the torrid demand for housing, pricking the bubble of inflated real estate prices. While the consumer was hurt enough to slow retail sales, low unemployment and rising real wages cushioned the blow, making for a recovery in retail sales in time for the holiday season. The underlying inflation rate (with energy and food excluded) rose to a level that still has the central bank vigilant. Moreover, corn prices approached very high levels by year-end, portending higher food costs on the horizon. Yet, the Fed remained at bay through the end of the year as other signals augured for no rate increase. For example, the Treasury yield curve remained inverted (that is, short-term rates were higher than long-term rates), an unusual situation that often occurs before a recession, though it does not necessarily predict one.

The combination of the high cost of oil imports and strong consumer demand has led to a record trade deficit for the U.S. economy. The external debt financing required to cover this deficit, along with the borrowing necessary to finance the war in Iraq and other government outlays, has weighed heavily on the value of the dollar. The dollar’s purchasing power has been declining since 2002 because the U.S. had to finance these deficits through the global debt markets, which devalues the currency. The weakening dollar has been partly responsible for the dramatic increase in the dollar-denominated prices for gold and other resource commodities such as energy and metals. Our country can always print more dollars, but there is either a finite or depleting reservoir for most resources, which is why these commodities tend to hold or increase their store of value in the global context. However, the other, more fundamental reason for the increase in commodity prices has simply been the tight supply-and-demand balance. The world has not invested adequately in developing new resources to satisfy the growing appetite of China and India.

The developed economies of Europe and Japan continue to grow, albeit slowly, due to their social burdens and relatively weak export positions. Both the European Central Bank and the Bank of England have been raising rates to curb inflation. In Japan, unemployment has shrunk to 4% from about 5.5%, yet there are still no signs of inflation. Growth in China has slowed only modestly, and the government continues to try to shape that growth in a more orderly fashion by reining in poor lending practices in its regions. Still, China continues to lead the world in economic growth and resource demand. Accordingly, Chinese energy companies spent $10.5 billion last year on energy-producing properties outside the country, mostly in places where Western companies choose not to invest.

Russia has been asserting itself as an energy superpower in Asian and European oil and natural gas markets. The government is trying to raise its prices to market levels in several former Soviet Republics such as Ukraine and Belarus, and has temporarily cut off supplies to gain leverage in the negotiations. Since these countries are transit routes for deliveries to Western Europe, nations such as Germany, Italy, and Belgium have suffered as well, destroying their confidence in Russia as a reliable energy supplier. Russia has also exerted primacy within its borders by forcing Western companies to relinquish controlling interests in existing licenses, as it did to Royal Dutch Petroleum for a multibillion-dollar development on Sakhalin Island on the east coast. The leadership’s mindset is that the country no longer needs Western capital and needs only some of its expertise. That is why an oil service company such as Schlumberger, for example, can thrive in Russia, while Royal Dutch and other major integrated oil companies are challenged. (Please see the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Venezuela’s populist leader, Hugo Chavez, is destroying the capacity of his country’s rich energy resource base by letting it deplete rather than allowing continued development by Western oil companies. His policies have even included expropriation in order to capture the revenue stream of producing assets from companies such as ExxonMobil, Chevron, Statoil, and Total. Fortunately, these assets are relatively small parts of those companies’ portfolios. A short-sighted politician, Chavez would rather bleed his country’s cash-producing assets to support his populist revolution than maintain and preserve his country’s patrimony.

Both the Russian and Venezuelan experiences will prolong the era of high oil prices, as the major oil firms’ access to resources to develop and grow production has been restricted. Other countries are raising their rents in the form of royalties and taxes in this period of high prices, making new developments less economic and thus bypassed by the oil companies. What’s more, the West is prohibited from investing in Iran, where oil-production capacity is waning, while new discoveries remain undeveloped. Iraq could be producing five to six million barrels per day within six to eight years, as opposed to barely two today, if existing discoveries were developed, but they cannot be accessed due to the lack of security in the current environment.

In the second half of 2006, the oil market began to weaken due to a surge in non-OPEC production, as new capacity that has been under development for several years came on line. This surge should last for another year before fading, as once again OPEC will be gaining market share, but in the interim it has forced OPEC to try to cooperatively reduce production to balance supply with demand, with the market skeptical that compliance will be achieved. The OPEC balancing act, combined with high inventories resulting from the mild winter, has contributed to the price weakness that has occurred across the energy complex, including coal and natural gas.

In our midyear letter, we expressed concern that resource prices had risen to unsustainable levels due to the strong cash flows directed at the commodities futures markets from various participants, including speculators and index funds. Since that time, these supportive cash flows have abated, and selling on technical factors—that is, based on price patterns and volume rather than fundamentals—has accelerated as oil weakened, exacerbating the decline and the volatility in crude oil prices. Certainly, the negative impact of a warm winter, adequate inventories, and surging non-OPEC capacity, and the concerns about a global slowdown as suggested by the inverted yield curve, have also led to weakness in the prices of oil, natural gas, coal, and copper. Supply disruptions have also abated, weakening the geopolitical risk premium in the price of crude.

Other resource commodities put in a mixed performance over the second half of the year and were affected in various ways by the actions of the hedge funds, commodity funds, and other forces described above. In metals, copper prices declined significantly, but nickel reached new highs. Copper capacity is closing the deficit to demand, although disruptions in the form of mine problems and labor disputes are a constant, as with the other metals. We were a large holder of nickel producer Inco, which was acquired by CVRD, another holding. With the exception of Inco’s Voisey’s Bay mine, new nickel projects in the pipeline are being hurt by delays, dramatic cost escalation, and local opposition.

Spot coal prices declined significantly as the mild weather led to high stockpiles at utilities, less seasonal impact on production and transport, and competition with weak natural gas prices. However, a number of new, less polluting, base load coal-burning power plants are under construction and on the drawing boards as electricity demand strains the aging utility generation infrastructure. This should provide an improving trend in the demand for coal and in rising electricity prices.

The extended upward cycle for resource commodities has likely only been interrupted, rather than ended, since inadequate new capacity has come on line to meet the present rate of demand growth. A comfortable balance between the forces of supply and demand will take a few more years—or a global recession—to achieve. The dollar weakness of the last five years will likely continue, given the current political landscape, and a gradual rise in inflation seems probable, both of which promise to boost resource prices.

Corn prices rose to $4 a bushel, a 10-year record, as demand for its use in the production of the gasoline additive ethanol, a dubious economic proposition to promote energy security, has begun to grow significantly. The impact of higher corn prices will be felt in everything from the corn sweetener costs in soft drinks to meat and poultry prices, due to higher feed costs, and will likely do economic harm to countries such as Mexico, where the corn tortilla is a staple. Furthermore, the economic incentive of higher prices will result in increased corn production to the detriment of other crops, resulting in higher prices for wheat, oats, and soybeans. Your fund has invested in fertilizer and farm equipment companies in order to benefit from this trend.

PORTFOLIO REVIEW

We initiated several positions to try to benefit from the trends in the demand for coal and tightening electric base load capacity cited above. We purchased Exelon, a large Midwest utility with efficient nuclear capacity that should benefit from rising electricity prices and the potential need to build new nuclear capacity using its expertise. The fund also added Reliant Resources, an independent power producer that we also believe is set to capitalize on rising power prices. We purchased Foster Wheeler, a major engineering and construction company, because it should be helped by the trend to build new coal power plants and liquefied natural gas (LNG) facilities to bring stranded gas to markets short of supply, such as the U.S., Europe, Japan, and South Korea. Bucyrus International, which we also added in the second half, produces coal mining equipment for global markets.

As corn prices ran up sharply, we eliminated our position in farm equipment manufacturer Agco and reduced our holdings in fertilizer company Potash Corporation of Saskatchewan, as both stocks appreciated significantly in sympathy with corn. We also successfully traded out of our position in Repsol when Spanish construction company Sacyr bought a major stake in the company, ostensibly to protect it from a takeover by foreign interests. We also reduced our holdings in Terex, a manufacturer of trucks and equipment for mining and construction, and steel manufacturer Nucor, as both had appreciated toward our price targets. We eliminated our long-standing position in Wal-Mart, the discount retailer, as it no longer qualifies under our fund charter to invest in companies that can perform well in periods of rising inflation. Our Wal-Mart cost position was well under $1 per share, and we tactically eliminated it over time to avoid passing on major capital gains to fund shareholders in any given year.

Our top contributor and best-performing stock over the past six months was Potash Corporation of Saskatchewan, which benefited from long and difficult negotiations with the Chinese resulting in a 15% increase in the price of potash fertilizer, as well as the generally robust outlook for fertilizer as corn prices will rise in a $4 per bushel environment. ExxonMobil, the next best contributor, was one of the few integrated oil companies to deliver on its promise of production growth and returning cash to shareholders. While no single REIT was a top contributor, our holdings were among the best performers in the portfolio. Inco, acquired by CVRD, provided one of the largest single contributions to the fund’s performance. On the other side of the ledger, coal holdings CONSOL Energy, Peabody Energy, and Arch Coal were among the worst-performing stocks and biggest detractors from the fund’s performance. The coal-mining equipment companies Joy Global and Bucyrus International were also among the poorest performers. However, as discussed earlier, coal appears very attractive in the longer term and we added to the names in this segment during this period of weakness. BJ Services, which provides services to domestic developers of natural gas production, was a significant detractor as drilling activity slowed and new industry capacity was added in its primary business, well stimulation. Finally, precious metals holdings Newmont Mining and Meridian Gold turned in very disappointing performances despite a reasonable environment for gold, as costs escalated and local pressures slowed development projects.

OUTLOOK

Entering this year, exchange-traded resource commodities suffered a sharp decline in prices that was driven by selling from strategic hedgers, financial intermediaries, hedge funds, and commodity trading advisers, along with a decline in buying pressure from commodity index funds. This sell-off was partially the result of short-term fundamentals such as the mild winter weather, but much of it was technical in nature and likely to reverse to some degree over the next several months. Our belief that trading in the futures and options markets caused much of the negative price pressure is supported by the fact that nontraded commodities such as potash and iron ore were unaffected. The stock prices of producers of exchange-traded commodities also fell since their earnings will suffer from lower prices for their outputs. In anticipation of this weakness, your fund has focused on companies that have little exposure to exchange-traded commodities, have diversified portfolios, and/or have production growth to partly offset product price declines.

We remain in an environment where resource producers are struggling to increase capacity. With a continuation of the demand growth from developing markets, prices are likely to remain well above historic norms, though some will stay below last year’s extraordinary peak. Energy prices are unlikely to remain as low as they are today, with OPEC gaining share but struggling to add its own capacity. The most significant risk is a recession, an event that has yet to appear on the horizon, though the Fed will have to remain relatively passive for the economy to continue at a solid pace. We believe this environment should continue to provide good investment opportunities for the fund.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

January 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 98.5%		
NATURAL RESOURCE RELATED 98.5%		
Agriculture 3.2%		
Deere	645,500	61,368
Potash Corporation of Saskatchewan	559,952	80,342
		141,710
Building & Real Estate 2.9%		
AMB Property, REIT	399,100	23,391
Archstone-Smith Trust, REIT	380,500	22,149
Boston Properties, REIT	210,600	23,562
Camden Property Trust, REIT	258,600	19,097
Duke Realty, REIT	361,000	14,765
ProLogis, REIT	271,544	16,502
Simon Property Group, REIT	91,400	9,258
		128,724
Chemicals 1.9%		
Dow Chemical	791,800	31,625
DuPont	628,296	30,604
Nova Chemicals	677,300	18,897
TETRA Technologies (1)	107,900	2,760
		83,886
Coal 3.9%		
Arch Coal	1,546,704	46,447
CONSOL Energy	1,924,300	61,828
International Coal Group (1)	2,261,500	12,325
Peabody Energy	1,284,602	51,911
		172,511
Diversified Metals 8.6%		
Alcan	848,200	41,341
BHP Billiton (AUD)	4,757,672	94,881
Companhia Vale Do Rio Doce, ADR	1,756,500	52,238
Mechel OAO	786,216	20,033
Nucor	398,600	21,788

Rio Tinto (GBP)	1,320,679	70,308
Teck Cominco, Class B (CAD)	1,103,754	83,250
		383,839
Diversified Resources 5.9%		
Bucyrus International, Class A	323,500	16,744
Burlington Northern Santa Fe	372,476	27,493
Caterpillar	577,986	35,448
Finning International (CAD)	434,400	17,814
Foster Wheeler (1)	327,000	18,031
Joy Global	1,116,600	53,976
KBR (1)	230,900	6,040
Penn Virginia	357,700	25,053
St. Joe	271,000	14,518
Terex (1)	693,160	44,764
Western Water (1)	2,259	879
		260,760
Forest Products 5.0%		
Domtar (1)	1,931,100	16,298
International Paper	1,784,278	60,844
Kimberly-Clark	484,380	32,914
Potlatch, REIT	703,000	30,805
Smurfit-Stone Container (1)	3,469,948	36,643
Weyerhaeuser	613,079	43,314
		220,818
Gas Transmission & Distribution 1.4%		
Spectra Energy (1)(2)	182,300	5,059
Williams Companies	2,121,439	55,412
		60,471
Integrated Petroleum-Domestic 5.6%		
ConocoPhillips	1,807,358	130,039
Hess	455,700	22,589

Murphy Oil	1,930,746	98,179
		250,807
Integrated Petroleum-International 17.3%		
BP, ADR	1,278,889	85,813
Chevron	480,432	35,326
Eni S.p.A., ADR	874,092	58,809
ExxonMobil	1,993,118	152,733
Lukoil, ADR	490,068	43,297
Mol Magyar Olas Gazipari, ADR	223,500	25,367
Petroleo Brasileiro, ADR	346,017	32,097
Royal Dutch Shell, ADR, Class A	1,909,630	135,183
Statoil ASA (NOK)	3,451,099	91,569
Total, ADR	1,504,752	108,222
		768,416
Miscellaneous Energy 4.4%		
Duke Energy (1)(2)	729,200	14,037
Dynegy, Class A (1)	6,819,738	49,375
Edison International	308,272	14,020
Exelon	509,600	31,539
NRG Energy (1)	1,048,914	58,750
Reliant Resources (1)	1,872,400	26,607
		194,328
Oil & Gas Drilling 7.2%		
Diamond Offshore Drilling	1,404,136	112,247
Helmerich & Payne	421,334	10,310
Key Energy Services (1)	524,800	8,213
Nabors Industries (1)	903,852	26,917
Noble Drilling	920,872	70,124
Transocean (1)	1,125,541	91,045
		318,856
Oil & Gas Equipment & Services 18.5%		
Baker Hughes	1,534,159	114,540

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $2,582,359)	$ 4,370,328
Affiliated companies (cost $102,647)	102,647
Total investments in securities	4,472,975
Receivable for investment securities sold	12,401
Dividends and interest receivable	5,569
Receivable for shares sold	4,466
Other assets	348
Total assets	4,495,759
Liabilities	
Payable for shares redeemed	36,970
Payable for investment securities purchased	17,668
Investment management fees payable	2,148
Due to affiliates	299
Other liabilities	221
Total liabilities	57,306
NET ASSETS	$ 4,438,453
Net Assets Consist of:	
Undistributed net investment income	$ 1,157
Undistributed net realized gain	38,577
Net unrealized gain	1,787,962
Paid-in capital applicable to 96,485,830 shares of $1.00 par value capital stock outstanding; 200,000,000 shares authorized	2,610,757
NET ASSETS	$ 4,438,453
NET ASSET VALUE PER SHARE	$ 46.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 12/31/06
Investment Income (Loss)	
Income	
Dividend	$ 83,058
Securities lending	94
Interest	12
Total income	83,164
Expenses	
Investment management	24,158
Shareholder servicing	3,749
Custody and accounting	282
Prospectus and shareholder reports	273
Registration	106
Proxy and annual meeting	73
Directors	28
Legal and audit	24
Miscellaneous	83
Total expenses	28,776
Expenses paid indirectly	(25)
Net expenses	28,751
Net investment income	54,413
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	196,077
Foreign currency transactions	(238)
Net realized gain	195,839
Change in net unrealized gain (loss)	
Securities	379,890
Other assets and liabilities denominated in foreign currencies	(2)
Change in net unrealized gain	379,888
Net realized and unrealized gain	575,727
INCREASE IN NET ASSETS FROM OPERATIONS	$ 630,140

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $38,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $944,608,000 and $646,556,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $2,685,009,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $65,000 for Price Associates, $2,123,000 for T. Rowe Price Services, Inc., and $589,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $10,378,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $102,647,000 and $287,415,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 546,543 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $40,525,000 from short-term capital gains,

• $127,348,000 from long-term capital gains, of which $126,592,000 was subject to the 15% rate gains category, and $756,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $71,467,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $39,844,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1994	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp., Golden Star Resources Ltd.
1988	(5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
2006	Trust Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Era Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New Era Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, New Era Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Susan J. Klein (1950)	Vice President, T. Rowe Price
Vice President, New Era Fund

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New Era Fund	T. Rowe Price Investment Services, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
President, New Era Fund	Group, Inc.

Christian M. O’Neill (1969)	Employee, T. Rowe Price; formerly Equity
Vice President, New Era Fund	Research Analyst, Morgan Stanley and Trader
and Operations Scheduler, Exxon Mobil
Corporation (to 2006)

Timothy E. Parker (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New Era Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007